UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant	☑
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

LIQTECH INTERNATIONAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LIQTECH INTERNATIONAL, INC.

Industriparken 22C

DK2750 Ballerup, Denmark

October 7, 2024

To our Stockholders:

The Annual Meeting of the Stockholders (the “Meeting”) of LiqTech International, Inc. (the “Company”) will be held at 3:00 p.m., local time on Friday, November 8, 2024, and at any adjournment or adjournments thereof, at the corporate headquarters of the Company at Industriparken 22C, DK2750 Ballerup, Denmark. Details of the business to be conducted at the Meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement, which you are urged to read carefully.

On behalf of our Board of Directors, I cordially invite all stockholders to attend the Meeting. It is important that your shares be voted on the matters scheduled to come before the Meeting. Whether or not you plan to attend the Meeting, I urge you to vote your shares. We encourage you to vote your proxy by mailing in your enclosed proxy card in the enclosed postage-paid envelope or vote online or over the telephone according to the instructions in the proxy card. If you attend the Meeting, you may revoke such proxy and vote in person if you wish. Even if you do not attend the Meeting, you may revoke such proxy at any time prior to the Meeting by executing another proxy bearing a later date or providing written notice of such revocation to the Chief Executive Officer of the Company.

Sincerely,
/s/ Fei Chen
Fei Chen
Chief Executive Officer, Principal Executive Officer and Director

Important Notice Regarding the Availability of Proxy Materials for the annual meeting of stockholders to be held on November 8, 2024: In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission, we are now providing access to our proxy materials, including the Proxy Statement, our Annual Report for the fiscal year ended December 31, 2023 and a form of proxy relating to the Meeting, over the internet. All stockholders of record and beneficial owners will have the ability to access the proxy materials at www.proxyvote.com. These proxy materials are available free of charge.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

OF LIQTECH INTERNATIONAL, INC.

TO BE HELD ON NOVEMBER 8, 2024

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of LiqTech International, Inc., a Nevada corporation (the “Company”), will be held at 3:00 p.m., local time on Friday, November 8, 2024, and at any adjournment or adjournments thereof, at the corporate headquarters of the Company at Industriparken 22C, DK2750 Ballerup, Denmark for the following purposes:

1.	To elect a slate of nominees consisting of current directors Alexander Buehler, Fei Chen, Peyton Boswell, Richard Meeusen, and Martin Kunz to serve as directors of the Company;
2.	To ratify the appointment of Sadler, Gibb & Associates, L.L.C. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2024;
3.

To approve, for purposes of Nasdaq Listing Rule 5635(d), the potential issuance of shares of common stock (or pre-funded warrants in lieu thereof) and warrants exercisable for shares of common stock in the Second Tranche pursuant to the Securities Purchase Agreement (as defined herein);

4.	To approve, on a non-binding advisory basis, the compensation of our named executive officers; and
5.	To consider and vote upon such other matter(s) as may properly come before the Meeting or any adjournment(s) thereof.

The Company’s Board of Directors recommends that you vote in favor of proposals 1, 2, 3, and 4.

Stockholders of record as of the Record Date (September 18, 2024) are entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE VOTE YOUR SHARES SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE. WE ENCOURAGE YOU TO VOTE YOUR PROXY BY MAILING IN YOUR ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE, OR VOTE ONLINE OR OVER THE TELEPHONE ACCORDING TO THE INSTRUCTIONS IN THE PROXY CARD.

THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

Date: October 7, 2024	BY ORDER OF THE BOARD OF
DIRECTORS

/s/ Fei Chen
Fei Chen
Chief Executive Officer, Principal Executive Officer and Director

PROXY STATEMENT

LIQTECH INTERNATIONAL, INC.

Industriparken 22C

DK2750 Ballerup, Denmark

This Proxy Statement and the accompanying proxy card are being furnished with respect to the solicitation of proxies by the Board of Directors (the “Board”) of LiqTech International, Inc., a Nevada corporation (the “Company” or “LiqTech”), for the Annual Meeting of the Stockholders (the “Meeting”) to be held at 3:00 p.m. local time on Friday, November 8, 2024, and at any adjournment or adjournments thereof, at the corporate headquarters of the Company at Industriparken 22C, DK2750 Ballerup, Denmark.

For the Meeting, we have elected to furnish our proxy materials, including this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as amended (the “Annual Report”), to our stockholders primarily via the internet. These proxy materials are available free of charge on the internet at www.proxyvote.com. Stockholders are invited to attend the Meeting to vote on the proposals described in this Proxy Statement. However, stockholders do not need to attend the Meeting to vote. Instead, stockholders may simply complete, sign and return the proxy card in the enclosed postage-paid envelope or vote online or over the telephone according to the instructions in the proxy card.

We will bear the expense of solicitation of proxies for the Meeting, including the printing and mailing of this Proxy Statement. We may request persons, and reimburse them for their expenses with respect thereto, who hold stock in their name or custody or in the names of nominees for others to forward copies of such materials to those persons for whom they hold Common Stock (as defined below) and to request authority for the execution of the proxies. In addition, some of our officers, directors and employees, without additional compensation, may solicit proxies on behalf of the Board personally or by mail, telephone or facsimile.

VOTING SECURITIES, VOTING AND PROXIES

Record Date

Only stockholders of record of the Company’s common stock, $0.001 par value (the “Common Stock”), as of the close of business on September 18, 2024 (the “Record Date”) are entitled to notice and to vote at the Meeting and any adjournment or adjournments thereof.

Voting Stock

As of the Record Date, there were 5,845,314 shares of Common Stock outstanding. Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on the matters to be voted at the Meeting. No other class of voting securities was then outstanding.

Quorum

The presence at the Meeting of a majority of the issued and outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to a proposal, or you are present in person at the Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker Non-Votes

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner, does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Proposals 1, 3 and 4 are considered non-routine matters, and a broker or other nominee holder cannot vote without instructions on non-routine matters. Consequently, we expect broker non-votes with respect to Proposals 1, 3 and 4. Proposal 2 is considered a routine matter, and a broker or other nominee holder is permitted to vote on routine matters without instructions.

Voting

The election of directors requires the approval of a plurality of the votes cast at the Meeting, and broker non-votes are expected to occur with respect to Proposal 1. Abstentions and broker non-votes will have no effect on the outcome of Proposal 1. Proposals 2 and 3 require the approval of a majority of votes cast at the meeting. Abstentions and broker non-votes will have no effect on the outcome of Proposals 2 and 3. Proposal 4 calls for advisory votes and is therefore not binding on the Company or the Board, but will be considered approved by the affirmative vote of a majority of votes cast at the Meeting. Additionally, abstentions and broker non-votes will have no effect on Proposal 4.

If you are the beneficial owner, but not the registered holder of our shares of Common Stock, you cannot directly vote those shares at the Meeting. You must provide voting instructions to your nominee holder, such as your brokerage firm or bank, by following the specific directions provided to you by your nominee holder.

If you wish to vote in person at the Meeting but you are not the record holder, you must obtain from your record holder a “legal proxy” issued in your name and bring it to the Meeting. At the Meeting, ballots will be distributed with respect to the proposals to each stockholder (or the stockholder’s proxy if not the management proxy holders) who is present and did not deliver a proxy to the management proxy holders or another person. The ballots shall then be tallied, one vote for each share owned of record as follows:

●

the votes on the election of directors being either “FOR”, “WITHHOLD ALL” or “FOR ALL EXCEPT” (where stockholders may withhold such vote by writing the names of such nominee(s) in a space provided on the ballot); and

●	the votes on Proposal 2, Proposal 3 and Proposal 4 being either “FOR,” “AGAINST” or “ABSTAIN”.

Proxies

The form of proxy solicited by the Board affords you the ability to specify a choice among approval of, disapproval of, or abstention with respect to, the matters to be acted upon at the Meeting. Shares represented by the proxy will be voted, and where the solicited stockholder indicates a choice with respect to the matter to be acted upon, the shares will be voted as specified. If no choice is given, a properly executed proxy will be voted in favor of the proposals.

Revocability of Proxies

Even if you execute a proxy, you retain the right to revoke it and change your vote by notifying us at any time before your proxy is voted. Such revocation may be effected by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Chief Executive Officer (the “CEO”) of the Company at the address of the corporate headquarters of the Company set forth above in the Notice to this Proxy Statement or your attendance and voting at the Meeting. Unless so revoked, the shares represented by the proxies, if received in time, will be voted in accordance with the directions given therein.

You are requested, regardless of the number of shares you own or your intention to attend the Meeting, to sign the proxy and return it promptly in the enclosed envelope or vote online or over the telephone according to the instructions in the proxy card.

Interests of Officers and Directors in Matters to Be Acted Upon

No person who has been a director or executive officer of the Company at any time since the beginning of our fiscal year and no associate of any of the foregoing persons has any substantial interest, direct or indirect, in any matter to be acted upon.

Dissenters’ Rights of Appraisal

Under the Nevada Revised Statutes and the Company’s Articles of Incorporation, as amended, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board is comprised of five (5) directors. Directors are elected annually at each annual meeting to serve until the next annual meeting or until their successors are duly elected and qualified, subject to their earlier death, resignation or removal.

The Board has recommended for election current directors Alexander Buehler, Fei Chen, Peyton Boswell, Richard Meeusen, and Martin Kunz (each, a “Nominee” and collectively, the “Nominees”). Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the Nominees. In the event that any Nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute Nominee as the Board may propose. Each of the Nominees has agreed to serve if elected, and we have no reason to believe that they will be unable to serve.

The Nominees, their ages and current positions with the Company are as follows:

Name	Age	Title(s)
Alexander Buehler	49	Chairman of the Board
Fei Chen	60	Director and Chief Executive Officer
Peyton Boswell	53	Director
Richard Meeusen	69	Director
Martin Kunz	59	Director

A brief biography of each Nominee is set forth below:

Alexander Buehler. Mr. Buehler has served as a Director since August 11, 2017 and as Chairman of the Board of Directors since June 23, 2023. He is currently serving as the President & Chief Executive Officer of Integrated Water Services, Inc., a PE-backed company focused on the design-build of water and wastewater treatment systems along with the provision of MBR (membrane bioreactor) products and technologies. Beforehand, he served as the Company’s Interim CEO from March 17, 2022, to September 12, 2022, before which he served as President and CEO of the Brock Group, a leading industrial services provider to multiple industries. Prior thereto, Mr. Buehler served as the EVP of Global Resources for Intertek, the President and CEO of Energy Maintenance Services, and the CFO of Energy Recovery. Mr. Buehler also serves on the Board of Energy Recovery, and he has previously served on the Board of Viscount Systems. He received a B.S. in Civil Engineering from the United States Military Academy at West Point and an MBA in Finance from the Wharton School at the University of Pennsylvania.

Fei Chen. Ms. Chen has served as a Director and Chief Executive Officer since September 12, 2022. Ms. Chen most recently served as Senior Vice President, Global Commercials of Topsoe A/S (“Topsoe”), a world leader in catalysts and chemical processes for clean energy, with revenue of DKK 6.225 billion (approx. US$850 million) in 2021. Prior to serving as Senior Vice President of Topsoe, Ms. Chen served as its Vice President of Chemical Technology Business and Sales (2017-2020) and Vice President of Global Research and Development (2014-2017). Additionally, Ms. Chen has served as a Board Member of Liquid Wind AB (Sweden) since 2021 and a Board Member of Jiangsu JiTRI-Topsoe Clean Energy Research and Development Co. Ltd. (China) since 2018. From 2013 to 2018, Ms. Chen also served as a Board Member of Brunata International A/S (Denmark). Presently, Ms. Chen serves on the Board of Arcadia eFuels Vordingborg ApS. Ms. Chen earned her Ph.D. in Polymer Materials from the Technical University of Denmark (DTU) and holds a Master of Biochemical Engineering degree and a Bachelor of Chemical Engineering from Zhejiang University in China. She also attended the IMD Business School where she received certificates in Business Financing and Advanced High-Performance Leadership. She also graduated from the Stanford Executive Program at the Stanford Graduate School of Business.

Peyton Boswell. Mr. Boswell has served as a Director since August 11, 2017 and currently serves as the Chairman of the Compensation Committee. Mr. Boswell is the Managing Director of Woodfield Renewables and previously served as the Chief Executive Officer of EnterSolar, LLC, a provider of commercial solar photovoltaic solutions that he co-founded in 2010. Prior to entering the solar industry, Mr. Boswell was a finance and investment banking professional for 15 years with J.P. Morgan and Bank of America. Mr. Boswell is a Chartered Financial Analyst (CFA) and has earned a BA from Cornell University and holds an MBA from Columbia Business School.

Richard Meeusen. Mr. Meeusen has served as a Director since August 26, 2020 and currently serves as the Chairman of the Audit Committee. Mr. Meeusen most recently served as President, Chief Executive Officer and Chairman of Badger Meter, Inc., a publicly traded international manufacturer and seller of flow measurement equipment, primarily to the water industry. Mr. Meeusen retired as Chief Executive Officer on December 31, 2018 after serving 17 years as the company’s Chief Executive Officer and, before that, 7 years as its Chief Financial Officer. Prior to Badger Meter, Mr. Meeusen was Chief Financial Officer of Zenith Sintered Products and, before that, worked for Arthur Andersen & Co as a Senior Manager. In addition to his board service at LiqTech, Mr. Meeusen previously served for 16 years as a director of Menasha Corporation, a $2 billion privately-held packaging and display equipment company and for 8 years on the board of Serigraph Corporation. Mr. Meeusen founded The Water Council in 2007, a 180-member company industry trade group where he still serves as a director. Mr. Meeusen earned an MBA degree from the Kellogg School of Management at Northwestern University.

Martin Kunz. Mr. Kunz has served as a Director since June 23, 2023. Mr. Kunz is currently serving as the President and CEO of Concentric AB, a publicly traded globally operating company listed on the Swedish Stock Exchange that specializes in innovative solutions in flow control and fluid power. Prior to serving as President and CEO of Concentric AB, Mr. Kunz served between 2015 and 2021 in several Senior Commercial and General Management roles at Xylem Inc., (NYSE:XYL), a global leader in water technologies, and prior to Xylem as Vice President Supply Management Valves & Controls at Pentair PLC (NYSE:PNR), a global manufacturer of water and fluid solutions, valves and controls, equipment protection and thermal management products. Mr. Kunz holds a degree in Industrial Engineering from the University of Kaiserslautern, Germany.

Director Expertise

The following is a brief description of the specific experience and qualifications, attributes or skills of each director that led to the conclusion that such person should serve as a director of the Company.

Mr. Buehler’s experience in general management and strategic planning as well as new product development, corporate development, mergers & acquisitions, operations management, manufacturing process optimization, sales management, and back-office administration provides the Board with valuable perspective across all corporate functions and relevant industries. Mr. Buehler has substantial experience in the global water, oil & gas, and manufacturing industries. Mr. Buehler has been determined by our Board to be an Audit Committee Financial Expert.

Ms. Chen’s substantial leadership experience with an emphasis on expansion and commercial scaling, new product development, M&A, innovation management, and strategy planning and implementation. Ms. Chen’s industry knowledge of water treatment, chemical, and clean energy operations, make her a valuable member of the Board.

Mr. Boswell's experience in establishing and growing a successful renewable energy business and prior experience in investment banking provides the Board with a unique perspective on corporate finance and strategic growth matters. Further, the Board has determined that he qualifies as an Audit Committee Financial Expert.

Mr. Meeusen’s prior experience in finance, operations, marketing and sales along with his leadership experience as a director of a publicly traded company, and his long executive management responsibility in the water industry and in developing technology growth businesses distinguish him as an integral part of the Company’s Board. Mr. Meeusen has been determined by our Board to be an Audit Committee Financial Expert.

Mr. Kunz’s experience in general management of global businesses, his functional expertise in sales, marketing, operations and supply chain management, combined with his industry expertise in water and fluid management adds valuable perspectives to the board about profitable growth, strategic marketing, and business development.

Involvement in Certain Legal Proceedings

During the past ten (10) years, none of the Nominees has been involved in any legal proceeding that is material to the evaluation of their ability or integrity relating to any of the items set forth under Item 401(f) of Regulation S-K. None of the Nominees is a party adverse to the Company or any of its subsidiaries in any material proceeding or has a material interest adverse to the Company or any of its subsidiaries.

Family Relationships

None of the Nominees or the Company’s executive officers are related by blood, marriage or adoption.

Vote Required for Approval

The election of directors requires the approval of a plurality of the votes cast at the Meeting. Proposal 1 is a “non-discretionary” or “non-routine” item, meaning that brokerage firms cannot vote shares in their discretion on behalf of a client if the client has not given voting instructions. Accordingly, if you hold your shares in street name and fail to instruct your broker to vote your shares, your shares will not be counted as votes cast and will have no effect on the outcome of Proposal 1.

THE BOARD RECOMMENDS THAT YOU VOTE

“FOR”

THE ELECTION OF EACH OF THE NOMINEES AS DIRECTOR IN PROPOSAL 1

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board has appointed Sadler, Gibb & Associates, L.L.C. (“Sadler”) as the Company’s independent registered public accountants for the fiscal year ending December 31, 2024. Although ratification of the appointment of our independent registered public accounting firm is not required by our Bylaws or otherwise, the Board is submitting the appointment of Sadler to our stockholders for ratification because we value the views of our stockholders. In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

The Company does not expect a representative of Sadler to be present at the Meeting.

Audit Fees, Audit-Related Fees, Tax Fees & All Other Fees

Audit fees are the aggregate fees billed or expected to be billed by our independent auditors for the audit of our annual consolidated financial statements for the years ended December 31, 2023 and 2022 and for the review of our quarterly financial statements. During 2023 and 2022, audit fees were $173,500 and $169,000, respectively. Our auditors did not provide any tax compliance, planning services or audit-related services for the Company. Our auditors did not provide any other services than those described above.

Audit Committee Pre-approval

The policy of the Audit Committee is to pre-approve all audit and non-audit services provided by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services. The Audit Committee has delegated pre-approval authority to certain committee members when expedition of services is necessary. The independent accountants and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent accountants in accordance with this pre-approval delegation and the fees for the services performed to date. The Audit Committee approved all of the services described above in advance during the fiscal year ended December 31, 2023.

We are asking our stockholders to ratify the selection of Sadler as our independent registered public accountants.

Vote Required for Approval

Proposal 2 shall be approved if the majority of votes cast in person or by proxy and entitled to vote are in favor of such action. Since Proposal 2 is considered a routine matter, we do not expect broker non-votes. Abstentions will not be treated as votes cast and will have no impact on Proposal 2.

THE BOARD RECOMMENDS THAT YOU VOTE

“FOR”

PROPOSAL 2.

PROPOSAL 3

APPROVAL OF THE ISSUANCE OF COMMON STOCK

UNDER THE SECURITIES PURCHASE AGREEMENT

FOR PURPOSES OF THE NASDAQ LISTING RULES

Background

Private Placement

On September 27, 2024, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain investors pursuant to which the Company agreed to issue and sell an aggregate of (i) 3,630,129 shares of Common Stock (the “Shares”) and 1,369,871 pre-funded warrants to purchase shares of Common Stock (the “Pre-Funded Warrants”) and (ii) warrants (the “Warrants”) to purchase up to an aggregate of 5,000,000 shares of Common Stock, for gross proceeds of up to $10,000,000 (the “Transaction”). The combined purchase price of one share of Common Stock  and one accompanying Warrant to purchase one share of Common Stock under the Purchase Agreement is $2.00. The combined purchase price of one Pre-Funded Warrant and one accompanying Warrant to purchase one share of Common Stock under the Purchase Agreement is $1.999. The Company agreed to issue the Shares, Pre-Funded Warrants and the Warrants in two tranches: (i) a first tranche comprised of 29,227 Shares, 555,302 Pre-Funded Warrants and Warrants to purchase an aggregate of 584,529 shares of Common Stock (the “First Tranche”); and a second tranche comprised of 3,600,902 Shares, 814,569 Pre-Funded Warrants and Warrants to purchase an aggregate of 4,415,471 shares of Common Stock (the “Second Tranche”). The securities issued in the Second Tranche are referred to as “Second Tranche Securities” herein. The closing of the First Tranche occurred on September 27, 2024. Under the Purchase Agreement, a closing of the Second Tranche may occur only after the Company has obtained stockholder approval of this proposal. The Company intends to use the net proceeds from the offering for general corporate purposes, including working capital. The Purchase Agreement contains customary representations and warranties of the Company and certain indemnification obligations of the Company and ongoing covenants of the Company.

Pursuant to the terms of the Purchase Agreement, and as a condition to closing the First Tranche, the Company and each investor simultaneously entered into a registration rights agreement (the “Registration Rights Agreement”) requiring the Company to file a registration statement with the Securities and Exchange Commission within 60 days of the Company’s receipt of the investors’ demand that the Company to file a registration statement to register for resale the Shares and the shares of Common Stock underlying the Warrants and Pre-Funded Warrants. The Registration Rights Agreement contains customary terms and conditions, certain liquidated damages provisions for failing to comply with the timing obligations for the filing and effectiveness of the registration statement, and certain customary indemnification obligations.

The foregoing description of the Securities Purchase Agreement and Registration Rights Agreement is a summary and is qualified in its entirety by reference to the provisions of the Securities Purchase Agreement and Registration Rights Agreement, which were included as Exhibit 10.1 and Exhibit 10.2, respectively, to our Current Report on Form 8-K filed on September 27, 2024 and is incorporated herein by reference. Pursuant to the Securities Purchase Agreement, we are asking the Company’s stockholders to approve the issuance of the Second Tranche Securities as contemplated by Nasdaq Listing Rule 5635(d), and as described in more detail below.

Description of Warrants

Subject to certain beneficial ownership limitations, each Pre-Funded Warrant is immediately exercisable and may be exercised for $0.001 per share of Common Stock, subject to adjustment under the terms of the Pre-Funded Warrant. A holder of the Pre-Funded Warrant will not have the right to exercise any portion of the Warrant if the holder together with Affiliates and Attribution Parties (as such terms are defined in the Warrant) would beneficially own in excess of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Warrant. However, upon notice from the holder to the Company, the holder may waive the beneficial ownership limitation, provided that any waiver of the beneficial ownership limitation will not take effect until 61 days following notice to the Company, and provided further that such waiver will not be effective to the extent such waiver would require the prior approval of the Company’s stockholders, unless such approval has been obtained.

Subject to certain beneficial ownership limitations, each Warrant is immediately exercisable and may be exercised for $2.00 per share of Common Stock, subject to adjustment under the terms of the Warrant. The Warrants expire on September 27, 2029. A holder of the Warrant will not have the right to exercise any portion of the Warrant if the holder together with Affiliates and Attribution Parties (as such terms are defined in the Warrant) would beneficially own in excess of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Warrant. However, upon notice from the holder to the Company, the holder may waive the beneficial ownership limitation, provided that any waiver of the beneficial ownership limitation will not take effect until 61 days following notice to the Company, and provided further that such waiver will not be effective to the extent such waiver would require the prior approval of the Company’s stockholders, unless such approval has been obtained.

The foregoing description of the Pre-Funded Warrants and Warrants is a summary and is qualified in its entirety by reference to the provisions of the Pre-Funded Warrant and Warrant, which were included as Exhibits 4.1 and 4.2, respectively, to our Current Report on Form 8-K filed on September 27, 2024 and are incorporated herein by reference.

Reasons the Company Needs Stockholder Approval

The Common Stock is listed on Nasdaq and trade under the symbol “LIQT”. Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions (or a series of related transactions) other than public offerings involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) of greater than 20% of the outstanding common stock or voting power of the issuer prior to the transaction for less than the minimum price. The minimum price is defined as a price that is less than the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement in connection with such transaction, or (ii) the average Nasdaq Official Closing Price of the common shares (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of such binding agreement. The Second Tranche Securities, when aggregated with the securities issued in the First Tranche, will result in the issuance of common stock or warrants exercisable for common stock of greater than 20% of the outstanding common stock prior to the transaction. The price per share of common stock (or pre-funded warrant in lieu thereof) and one warrant of $2.00 is less than the minimum price. The Company can only issue the Second Tranche Securities once it has obtained stockholder approval.

Effect of Failure to Obtain Stockholder Approval

The Board is not seeking approval of our stockholders to authorize the entry into the Securities Purchase Agreement or the issuance of the securities in the First Tranche, as such transaction has already been consummated and the securities have been issued. We are asking for approval to issue the Second Tranche Securities. The failure of our stockholders to approve this Proposal 3 will mean that: (i) we will be unable to issue the Second Tranche Securities, and (ii) we may incur substantial additional costs and expenses.

We expect to receive an aggregate of approximately $8.8 million in gross proceeds upon the issuance of the Second Tranche Securities.

Effect of Stockholder Approval

If the stockholders approve this Proposal 3, 4,415,471 Shares (or Pre-Funded Warrants in lieu thereof) and Warrants exercisable for 4,415,471 shares of Common Stock will be issued in the Second Tranche under the Purchase Agreement. The issuance of such securities, and the full exercise of the Pre-Funded Warrants and Warrants, will result in significant dilution to our stockholders, could substantially reduce our stockholders’ percentage interest in the voting power of the Company, and could materially and adversely affect the market price of our Common Stock.

Changes in Certain Investors’ Beneficial Ownership

Among the investors participating in the Transaction are Bleichroeder L.P. and Laurence W. Lytton and their respective affiliates (together, the “Significant Stakeholders”).

The following table provides, as of September 27, 2024, information regarding the Significant Stakeholders and the shares of Common Stock and shares of Common Stock underlying Pre-Funded Warrants and Warrants that the Significant Stakeholders owned prior to the issuance of the Second Tranche Securities (including the securities issued in the First Tranche) and the shares of Common Stock and shares of Common Stock underlying Pre-Funded Warrants and Warrants they would own after the issuance of the Second Tranche Securities. The number and percentage of shares beneficially owned are determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under the rule, beneficial ownership includes (i) shares actually owned, (ii) shares underlying preferred stock, options and warrants that are currently exercisable and (iii) shares underlying options and warrants that are exercisable within 60 days of September 27, 2024. All shares beneficially owned by a particular person under clauses (ii) and (iii) of the previous sentence are deemed to be outstanding for the purpose of computing the percentage ownership of that person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Significant Stakeholder	Common Stock Beneficially Owned Before the Second Tranche	Warrants Owned Before the Second Tranche	Percentage of Outstanding Common Stock Beneficially Owned Before the Second Tranche	Common Stock Owned After the Second Tranche (3)	Warrants Owned After the Second Tranche (3)	Percentage of Outstanding Common Stock Beneficially Owned After the Second Tranche
Bleichroeder LP (1)	557,110	4,227,250	9.99%	3,162,239	6,832,379	33.4%
Laurence W. Lytton (2)	407,234	1,497,266	9.99%	757,324	3,355,000	9.99%

(1)

The Warrants Owned Before the Second Tranche include pre-funded warrants exercisable for 2,819,879 shares of Common Stock and warrants exercisable for 1,407,371 shares of Common Stock at a weighted average exercise price of $4.42 per share. In the Second Tranche, affiliates of Bleichroeder will be issued 2,605,129 shares of Common Stock and warrants exercisable for 2,605,129 shares of Common Stock at an exercise price of $2.00 per share. Exercise of the all warrants is subject to a Beneficial Ownership Limitation (as defined in the warrants) of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise. If there was no 9.99% limit on the exercise of warrants, (i) following the closing of the First Tranche, Bleichroeder LP would be deemed to be the beneficial owner of 4,784,360 shares of Common Stock, representing 47.4% of the outstanding shares of Common Stock; and (ii) following the closing of the Second Tranche, Bleichroeder LP would be deemed to be the beneficial owner of 9,994,618 shares of Common Stock, representing 61.3% of the outstanding shares of Common Stock

(2)

The Warrants Owned Before the Second Tranche include pre-funded warrants exercisable for 1,351,133 shares of Common Stock and warrants exercisable for 146,133 shares of Common Stock with an exercise price of $2.00 per share. In the Second Tranche, Larry Lytton will be issued 350,000 shares of Common Stock, pre-funded warrants exercisable for 753,867 shares of Common Stock and warrants exercisable for 1,103,867 shares of Common Stock at an exercise price of $2.00 per share. Exercise of the warrants is subject to a Beneficial Ownership Limitation (as defined in the warrants) of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise. If there was no 9.99% limit on the exercise of warrants, (i) following the closing of the First Tranche, Laurence W. Lytton would be deemed to be the beneficial owner of 1,904,590 shares of Common Stock, representing 25.8% of the outstanding shares of Common Stock; and (ii) following the closing of the Second Tranche, Laurence W. Lytton would be deemed to be the beneficial owner of 4,112,324 shares of Common Stock, representing 32.1% of the outstanding shares of Common Stock

(3)

Based on initial subscription amounts. Pursuant to the Securities Purchase Agreement, an investor may elect to acquire Pre-Funded Warrants in substitution of an equial number of shares of Common Stock prior to the closing of the Second Tranche.

Vote Required for Approval

The approval of this resolution requires the approval of a majority of the votes cast or represented by proxy at the annual meeting and entitled to vote on this Proposal 3. Proposal 3 is a “non-discretionary” or “non-routine” item, meaning that brokerage firms cannot vote shares in their discretion on behalf of a client if the client has not given voting instructions. Accordingly, if you hold your shares in street name and fail to instruct your broker to vote your shares, your shares will not be counted as votes cast and will have no effect on the outcome of Proposal 3.

THE BOARD RECOMMENDS THAT YOU VOTE

“FOR”

PROPOSAL 3

PROPOSAL 4

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) added Section 14A to Securities Exchange Act of 1934, as amended (the “Exchange Act”), which enables our stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

Our executive officer compensation program is designed to attract, motivate and retain our named executive officers, who are critical to our success, while working within the available resources. Our Board believes that they have taken a responsible approach to compensating our named executive officers given our limited resources.

Please read the “Compensation of Executive Officers and Directors” section of this proxy statement for additional details about our executive compensation. The compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment. Our Board believes that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our named executive officers to dedicate themselves fully to value creation for our stockholders.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This Proposal 4, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Meeting:

“RESOLVED, that the Company’s stockholders approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2024 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. At our 2024 Annual Meeting of Stockholders, our Board recommended that our stockholders approve an advisory vote on the compensation of our named executive officers once every three years, in which a majority of the Common Stock having voting power voted to approve. In response, we hold an advisory say-on-pay vote at least once every three years. Our Board values the views of our stockholders and will consider the outcome of the vote when determining future compensation arrangements for our named executive officers.

Vote Required

The compensation paid to our Named Executive Officers will be considered approved if a majority of the votes cast or represented by proxy and entitled to vote at the annual meeting with respect to this matter are cast in favor of this Proposal 4.

This Proposal 4 is a “non-discretionary” or “non-routine” item, meaning that brokerage firms cannot vote shares in their discretion on behalf of a client if the client has not given voting instructions. Accordingly, if you hold your shares in street name and fail to instruct your broker to vote your shares, your shares will not be counted as votes cast on this Proposal 4.

THE BOARD RECOMMENDS THAT YOU VOTE

“FOR”

PROPOSAL 4.

CORPORATE GOVERNANCE

Committees of our Board of Directors

Committee Composition

The Board has an Audit Committee, a Compensation Committee, and a Governance and Nominating Committee. The following table sets forth the current membership of each of these committees:

Audit Committee	Compensation Committee	Governance & Nominating Committee
Richard Meeusen*	Peyton Boswell*	Alexander Buehler*
Peyton Boswell	Richard Meeusen	Richard Meeusen
Martin Kunz	Alexander Buehler	Peyton Boswell
	Martin Kunz	Martin Kunz

* Chairman of the committee

Audit Committee

Our Audit Committee consists of Richard Meeusen (Chair), Peyton Boswell and Martin Kunz, each of whom is an independent director as defined in the NASDAQ and SEC rules. Based upon past employment experience in finance and other business experience requiring accounting knowledge and financial sophistication, our Board has determined that Mr. Meeusen is an “Audit Committee Financial Expert” as defined in Item 407(d)(5) of Regulation S-K, and that each member of our Audit Committee is able to read and understand fundamental financial statements. We have implemented a written charter for our Audit Committee, available at www.liqtech.com, that provides that our Audit Committee is responsible for:

●	appointing, compensating, retaining, overseeing and terminating our independent auditors and pre-approving all audit and non-audit services permitted to be performed by the independent auditors;
●	discussing with management and the independent auditors our annual audited financial statements, our internal control over financial reporting, and related matters;
●	reviewing and approving any related party transactions;
●	meeting separately, periodically, with management, the internal auditors and the independent auditors;
●	annually reviewing and reassessing the adequacy of our Audit Committee charter;
●	such other matters that are specifically delegated to our Audit Committee by our Board of Directors from time to time; and
●	reporting regularly to the Board of Directors.

During the fiscal year ended December 31, 2023, the Audit Committee met four times.

Compensation Committee

Our Compensation Committee consists of Peyton Boswell (Chair), Richard Meeusen, Alexander Buehler and Martin Kunz, each of whom is an independent director as defined in the NASDAQ rules, a “non-employee director” under Rule 16b-3 promulgated under the Exchange Act, and an “outside director” for purposes of Section 162(m) of the Code. We have implemented a written charter for our Compensation Committee, available at www.liqtech.com, which provides that our Compensation Committee is responsible for:

●	reviewing and making recommendations to the Board regarding our compensation policies and forms of compensation provided to our directors and officers;
●	reviewing and making recommendations to the Board regarding bonuses for our officers and other employees;
●	reviewing and making recommendations to the Board regarding stock-based compensation for our directors and officers;
●	annually reviewing and reassessing the adequacy of the Compensation Committee Charter;
●	administering any equity incentive plans in accordance with the terms thereof; and
●	such other matters that are specifically delegated to the Compensation Committee by the Board from time to time.

The Compensation Committee has the principal responsibility for the compensation plans of the Company, particularly as applied to the compensation of executive officers and directors. The Compensation Committee Charter sets forth the authority and responsibilities of the Compensation Committee for the performance evaluation and compensation of the Company’s CEO, executive officers and directors, and significant compensation arrangements, plans, policies and programs of the Company. The Compensation Committee has authority to retain such outside counsel, experts and other advisors as it determines to be necessary to carry out its responsibilities, including the authority to approve an external advisor’s fees and other retention terms on behalf of the Company. Pursuant to the Compensation Committee Charter, the Company shall provide appropriate funding to the Compensation Committee, as determined by the Compensation Committee in its capacity as a Committee of the Board, for payment of compensation to any outside advisors engaged by the Compensation Committee.

The Compensation Committee annually reviews and approves the corporate goals and objectives relevant to CEO compensation and evaluates the CEO’s performance in light of such goals and objectives. Based on this evaluation, the Compensation Committee makes and annually reviews decisions regarding: (i) salary paid to the CEO; (ii) the grant of all cash-based bonuses and equity compensation to the CEO; (iii) the entering into, amendment or extension of any employment contract or similar arrangement with the CEO; (iv) any CEO severance or change in control arrangement; and (v) any other CEO compensation matters as from time to time may be directed by the Board. In determining the long-term incentive component(s) of the CEO’s compensation, the Compensation Committee considers the Company’s performance and relative stockholder return, the value of similar incentive awards to chief executive officers at companies that the Compensation Committee determines comparable based on factors it selects and the incentive awards given to the Company’s CEO in prior years.

The Compensation Committee also meets with the CEO within 90 days after the commencement of each fiscal year to discuss the compensation programs to be in effect for the Company’s executive officers for such fiscal year and to review and approve the corporate goals and objectives relevant to those programs. In light of these goals and objectives, the Compensation Committee makes and annually reviews decisions regarding: (i) salary paid to the executive officers; (ii) the grant of cash-based bonuses and equity compensation provided to the executive officers; (iii) performance targets for executive officers; (iv) the entering into or amendment or extension of any employment contract or similar arrangement with the executive officers; (v) executive officers’ severance or change in control arrangements; and (vi) any other executive officer compensation matters as from time to time may be directed by the Board. In determining the long-term incentive component(s) of the executive officer’s compensation, the Compensation Committee considers the Company’s performance and relative stockholder return, the value of similar incentive awards to executive officers at companies that the Compensation Committee determines comparable based on factors it selects and the incentive awards given to the Company’s executive officers in prior years.

During the fiscal year ended December 31, 2023, the Compensation Committee met three times.

Governance and Nominating Committee

Our Governance and Nominating Committee consists of Alexander Buehler (Chair), Peyton Boswell, Richard Meeusen and Martin Kunz, each of whom is an independent director as defined under the NASDAQ rules. We have implemented corporate governance guidelines as well as a written charter for our Governance and Nominating Committee, available at www.liqtech.com, which provides that our Governance and Nominating Committee is responsible for:

●	overseeing the process by which individuals may be nominated to our Board of Directors;
●	identifying potential directors and making recommendations as to the size, functions and composition of our Board of Directors and its committees;
●	considering nominees proposed by our stockholders;
●	establishing and periodically assessing the criteria for the selection of potential directors;
●	making recommendations to the Board of Directors on new candidates for Board membership; and
●	overseeing corporate governance matters.

In making nominations, the Governance and Nominating Committee intends to submit candidates who have high personal and professional integrity, who have demonstrated exceptional ability and judgment and who are effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders. In evaluating nominees, the Governance and Nominating Committee intends to take into consideration attributes such as leadership, independence, interpersonal skills, financial acumen, business experiences and industry knowledge.

One of the primary responsibilities of the Governance and Nominating Committee is to make appropriate recommendations to the Board for the appointment or re-appointment of directors. The Company seeks to have directors who, in addition to relevant technical, commercial and securities expertise, meet the highest standards of personal integrity, judgment and critical thinking, and demonstrate an ability to work in an open environment with other directors to further the interests of the Company and its stockholders. In recommending appointments to the Board, the Governance and Nominating Committee is mindful of the overall balance of the skills, knowledge and experience of Board members against the current and future requirements of the Company and of the benefits of diversity. The Company recognizes the importance of diversity at all levels of the Company as well as on the Board and considers overall Board balance and diversity when appointing new directors. Board appointments are, in the final analysis, based on merit.

The Company employs multiple strategies in identifying director nominees, including the obtaining of recommendations from security holders, from current directors, and from the Company’s corporate advisors. The Company also utilizes professional recruitment firms, as may be required, in seeking qualified director nominees. The qualifications of director nominees are evaluated by the Governance and Nominating Committee to determine if the director nominees have the requisite technical and commercial expertise to maintain a proper balance of skills required by the Board. The Nominating and Corporate Governance Committee does not have a formal policy with respect to the consideration of director candidates recommended by stockholders, however, there are no differences in the evaluation of director nominees recommended by security holders. Director nominees are interviewed in depth by the Governance and Nominating Committee and the Board to further qualify the director nominees and evaluate the personal integrity and character of the candidate.

During the fiscal year ended December 31, 2023, the Governance and Nominating Committee met one time.

Director Independence

The Board has determined that on the date of the Meeting, Messrs. Buehler, Boswell, Meeusen and Kunz are independent as that term is defined in the listing standards of The Nasdaq Capital Market. Pursuant to the Nasdaq Rules, Mr. Buehler was not independent while serving as the Interim Chief Executive Officer, but such service on an interim basis did not disqualify him from being considered independent following such service, as the interim service did not last longer than one year. In addition, the compensation Mr. Buehler received for his CEO transition services after the termination of his service as Interim Chief Executive Officer was less than $120,000. In making its determinations, our Board has concluded that none of our independent directors have an employment, business, family or other relationship which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. We expect that our independent directors will meet in executive session (without the participation of executive officers or other non-independent directors) at least two times each year, and Mr. Buehler presides over such meetings of independent directors.

Board Leadership Structure and Risk Oversight

The Board does not have a policy as to whether the roles of Chairman of the Board and Chief Executive Officer should be separate or combined. Each year, the Governance and Nominating Committee assesses these roles and the board leadership structure to ensure the interests of the Company and its stockholders are best served. Currently, the independent non-executive Chairman position is held by Alexander Buehler, and the Chief Executive Officer is Fei Chen.

The Committees of the Board, each comprised entirely of independent directors, play an active role in risk management and oversight for the Company. The Audit Committee assists the Board with respect to risk assessment and risk management related to financial reporting and other matters that could affect the Company’s financial statements. The Governance and Nominating Committee is charged with assisting the Board in corporate governance matters, conflicts of interest, the Company’s Code of Conduct and Ethics and other risk mitigation activities. The Compensation Committee is charged with assisting the Board in reviewing the Company’s overall compensation policies and practices for all employees as they relate to the Company’s risk.

Board Meetings

The Board held twenty meetings during the fiscal year ended December 31, 2023. Each incumbent director attended greater than seventy-five percent (75%) of the aggregate of the total number of meetings of the Board (held during the period for which each director has been a director) and the total number of meetings held by all committees of the Board on which each director served (during the period for which each director has been a director).

The Board encourages all of its members to attend its Board meetings.

Board Diversity Matrix

Total Number of Directors: 5
	Female	Male	Non-Binary	Did Not Disclose Gender
Directors’ Gender:	1	4	-	-
Number of Directors who identify in any of the categories below:

African American or Black	-	-	-	-
Alaskan Native	-	-	-	-
Asian	1	-	-	-
Hispanic	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	-	3	-	-
Two or More Races or Ethnicities	-	1	-	-
LGBTQ+	-		-	-
Did Not Disclose Demographic Background

Code of Ethics

Effective January 1, 2012, the Board adopted a Code of Conduct and Ethics with the purpose of assuring that all employees and officers of the Company and its subsidiaries understand and adhere to high ethical standards of conduct. The Code of Conduct and Ethics emphasizes employees’ obligations of civic responsibility, loyalty to the Company, compliance with applicable laws, non-disclosure of trade secrets, and abstinence from improper political payments and activity. A copy of the Code of Conduct and Ethics is available on the Company website at https://liqtech.com/media/afijs2es/code_of_conduct_and_ethics.pdf.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires a company’s officers and directors, and persons who own more than ten percent (10%) of a registered class of a company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than ten percent (10%) stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us, we believe that all filing requirements applicable to our directors, executive officers, and persons who own more than 10% of our Common Stock were complied with during 2023, except for the following filings:

●	Simon Seidelin Stadil filed a late Form 4 on January 5, 2023 for a transaction dated May 10, 2022
●	Alexander Buehler filed a late Form 4 on January 31, 2023 for transactions dated January 1, 2023 and January 3, 2023
●	Martin Kunz filed a late Form 3 on July 27, 2023 for a transaction dated June 23, 2023
●	Martin Kunz filed a late Form 4 on July 27, 2023 for a transaction dated June 23, 2023
●	Fei Chen filed a late Form 4 on September 5, 2023 for transactions dated May 26, 2023 and June 14, 2023

EXECUTIVE OFFICERS

General

Certain information concerning our executive officers as of the date of this Proxy Statement is set forth below. Each officer of the Company shall be elected by the Board, may be classified by the Board as an executive officer or a non-executive officer (or as a non-officer) at any time, and shall serve at the pleasure of the Board. None of our executive officers or directors are related by blood, marriage or adoption.

Name	Age	Titles
Fei Chen	60	Director, Chief Executive Officer (Principal Executive Officer)
Phillip Massie Price	32	Interim Chief Financial Officer (Principal Financial and Accounting Officer)

A brief biography of the executive officer who is not also a Nominee is set forth below:

Phillip Massie Price. Mr. Price has served as Interim Chief Financial Officer of LiqTech International, Inc. since April 1, 2024. Mr. Price has been with the Company since January 2022, initially serving as the Head of Finance. Prior to joining the Company, he held the position of Chief Accountant and Administration Manager at Vektus A/S starting from April 2021. Vektus A/S is a consultancy firm specializing in the sale and support of Dynamics NAV/Dynamics 365 Business Central, Microsoft’s business management solution. Prior to his time with Vektus A/S, from June 2020, Mr. Price was the Business Controller at K.W. Bruun Import A/S, one of the largest car importers in the Nordic region. Prior to K.W. Bruun, from 2013, Mr. Price was an auditor at inforevision, an accounting and consultancy firm. Mr. Price holds a Bsc. in Economics and Business Administration and a Msc. in Business Economics and Auditing from Copenhagen Business School.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Summary Compensation Table

The following table sets forth certain information with respect to compensation for the years ended December 31, 2023 and 2022 earned by or paid to our Chief Executive Officers and our Chief Financial Officer.

Summary Compensation Table

Name and Principal Position	Year	Salary ($) (1)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Nonequity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	Other ($) (6)	Total
Fei Chen, President &	2023	$397,806	$142,762	$363,248				$36,995	$940,811
Chief Executive Officer (2)	2022	$386,105		$350,000				$35,857	$771,962
Alexander Buehler,
Interim Chief Executive Officer (3)	2022	$243,290		$549,164					$792,454
Sune Mathiesen,
Chief Executive Officer (4)	2022	$370,758		$41,600				$12,908	$425,266
Simon Stadil,	2023	$294,218	$123,317	$130,769				$26,636	$574,940
Chief Financial Officer (5)	2022	$271,363	$100,000	$375,000				$24,383	$770,746

(1)

Total salaries for Ms. Chen and Messrs. Mathiesen and Stadil for 2022 are reported on an as-converted basis from Danish Krone (DKK) to U.S. dollars ($) based on the currency exchange rate of $1.00 = DKK 6.9722, as of December 31, 2022. Total salaries for Ms. Chen and Mr. Stadil for 2023 are reported on an as-converted basis from Danish Krone (DKK) to U.S. dollars ($) based on the currency exchange rate of $1.00 = DKK 6.8928, as of December 31, 2023. We do not make any representation that the Danish Krone amounts could have been, or could be, converted into U.S. dollars at such rate on December 31, 2022 or December 31, 2023, or at any other rate.

(2)

Ms. Chen became our President & Chief Executive Officer in September 2022. Pursuant to her employment agreement, Ms. Chen is entitled to an annual base salary of approximately $369,951 based on the currency exchange rate of $1.00 = DKK 6.8928, as of December 31, 2023.

(3)

Mr. Buehler became our Interim Chief Executive Officer in March 2022. Pursuant to the interim agreement, Mr. Buehler was entitled to an annual base salary of approximately $415,000. The agreement was terminated in September 2022 due to the appointment of Ms. Chen as President & Chief Executive Officer. Mr. Buehler also received $18,500 during 2022 for his services on the Board of Directors.

(4)

Mr. Mathiesen became our Chief Executive Officer in August 2014. Pursuant to his employment agreement, Mr. Mathiesen was entitled to an annual base salary of approximately $387,252 based on the currency exchange rate of $1.00 = DKK 6.9722, as of December 31, 2022. Total income for the year ended December 31, 2022 also reflects terms agreed in the separation and release agreement.

(5)

Mr. Stadil served as the Company’s Chief Financial Officer from November 2021 through March 31, 2024. Pursuant to his employment agreement, Mr. Stadil was entitled to an annual base salary of approximately $266,364 based on the currency exchange rate of $1.00 = DKK 6.8928, as of December 31, 2023.

(6)

Pursuant to Ms. Chen’s employment agreement, Ms. Chen received $36,995 and $35,857 of contribution from the Company to her individual retirement account in 2023 and 2022. Pursuant to Mathiesen’s employment agreement, Mr. Mathiesen’s received $12,908 of contributions from the Company to his individual retirement account in 2022. Pursuant to Mr. Stadil’s employment agreement, Mr. Stadil received $26,636 and $24,383 of contributions from the Company to his retirement account in 2023 and 2022.

Employment Arrangements

During the year ended December 31, 2023, we had employment agreements with Ms. Chen and Mr. Stadil. A description of each agreement is set forth below.

Chen Agreement

Effective September 12, 2022, the Company’s Board of Directors appointed Ms. Fei Chen to serve as President and Chief Executive Officer of the Company and as a Director of the Company pursuant to an Executive Services Agreement, dated July 26, 2022, by and between Ms. Chen and LiqTech Holding (the “Chen Agreement”). The Chen Agreement provided, as of December 31, 2023, for an annual base salary set at DKK 2,550,000 (or approximately $369,951 based on the currency exchange rate of $1 = DKK 6.8928 as of December 31, 2023), a taxable car allowance of DKK 192,000 (or approximately $27,855 based on the currency exchange rate of $1 = DKK 6.8928 as of December 31, 2023), and an annual cash bonus of up to 150% of her annual salary if certain performance targets are met, as determined annually by the Company’s Compensation Committee. Ms. Chen is entitled to an annual grant of up to 100% of the base salary payable in restricted stock units vesting over a 3-year period. Pursuant to the Chen Agreement, Ms. Chen also received on her employment start date a grant of restricted stock equal to $350,000, which vest in three equal annual installments over the three-year period following the start date so long as Ms. Chen remains employed by the Company. Ms. Chen is entitled to six weeks of vacation, home internet service, a company car or comparable taxable allowance, a Company mobile phone, a Company laptop and reimbursement of Company-related travel expenses. The Company may terminate the Chen Agreement upon not less than twelve months prior notice, and Ms. Chen may terminate the Chen Agreement with six months’ prior notice.

Stadil Agreement

On November 23, 2021, Mr. Simon Stadil was appointed to serve as Chief Financial Officer of the Company. Pursuant to the terms of his executive services contract (the “Stadil Executive Agreement”), in consideration for his services, Mr. Stadil received a base salary of DKK 1,835,991 (or approximately $266,364 based on the currency exchange rate of $1 = DKK 6.8928 as of December 31, 2023), a taxable car allowance set at DKK 192,000 (or approximately $27,855 based on the currency exchange rate of $1 = DKK 6.8928 as of December 31, 2023), and was eligible for a discretionary annual performance bonus of up to 75% of base salary if certain performance targets were met. Mr. Stadil was entitled to an annual grant of up to 50% of the base salary payable in restricted stock units vesting over a 3-year period. Mr. Stadil was entitled to six weeks of vacation, home internet service, a Company car or comparable taxable allowance, a mobile phone, laptop and reimbursement of travel expenses. The Stadil Executive Agreement was terminated on March 31, 2024.

Outstanding Equity Awards at Last Fiscal Year End

The following table sets forth all outstanding equity awards held by our named executive officers as of December 31, 2023.

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Exercisable (#)	Number of Securities Underlying Unexercised Unexercisable (#)	Equity Incentive Plan Awards: No. of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested
Fei Chen, CEO	-	-	-	$-	-	121,083	$363,248	-	-
Simon Stadil, CFO	-	-	-	$-	-	43,590	$130,769	-	-

Compensation of Directors

For 2023, the Chairman of the Board was entitled to an annual fee of $63,000; each non-executive director was entitled to $31,500 for services on the Board of Directors; the Audit Committee Chairman was paid an additional annual fee of $11,000 per year; and the Compensation Committee Chairman was paid an additional annual fee of $6,500. The Chairman of the Board also receives an automatic annual stock grant in the amount of $73,500 in January each year, vesting over one year. Each qualifying non-executive director receives an automatic annual stock grant in January each year in the amount of $36,750, vesting over one year. The Company has not entered into any agreements with the Directors of any special compensation in relation to retirement, resignation, change of control or other kinds of events that might lead to the Director leaving the Board of LiqTech International, Inc.

The following table provides information regarding compensation that was earned or paid to the individuals who served as non-employee directors during the year ended December 31, 2023.

Name	Fees earned or paid in cash (1)($)	Stock Awards (2)($)	Option awards (3)	Non-equity incentive plan compensation	Non-qualified deferred compensation earnings	All other compensation	Total
Mark Vernon (3)	31,500	73,500	-	-	-	-	105,000
Alexander Buehler	47,250	36,750					84,000
Peyton Boswell	33,668	36,750	-	-	-	-	70,418
Richard Meeusen	46,832	-	-	-	-	-	46,832
Martin Kunz (4)	15,750	36,750	-	-	-	-	52,500

(1)

Our independent directors are entitled to cash compensation of $31,500 per year, the Chairman of our Board is entitled to an additional $31,500 per year, the Chairman of our Audit Committee is entitled to an additional $11,000 per year and the Chairman of our Compensation Committee is entitled to an additional $6,500 per year.

(2)

These amounts represent the aggregate grant date fair value for stock awards granted in 2023, computed in accordance with FASB ASC Topic 718. As such, these amounts do not correspond to the compensation actually realized by each director for the period.

(3)	Mr. Vernon left the board in June 2023.

(4)	Mr. Kunz joined the board in June 2023.

Our Bylaws, which were adopted effective January 1, 2012, state that the Board may pay to directors a fixed sum for attendance at each meeting of the Board or of a standing or special committee, a stated retainer for services as a director, a stated fee for serving as a chair of a standing or special committee and such other compensation, including benefits, as the Board or any standing committee thereof shall determine from time to time. Additionally, the Directors may be paid their expenses of attendance at each meeting of the Board or of a standing or special committee.

2023 PAY VERSUS PERFORMANCE TABLE AND SUPPORTING NARRATIVE

The following table and supporting narrative contain information regarding “compensation actually paid” to our named executive officers and the relationship to company performance.

Pay Versus Performance Table

									Value of $100 fixed investment
Year	Summary Compensation Table Total for PEO ($) (1)	Compensation Actually Paid to PEO ($) (1)	Summary Compensation table Total for PEO ($) (2)	Compensation Actually Paid to PEO ($) (2)	Summary Compensation Table Total for PEO ($) (3)	Compensation Actually Paid to PEO ($) (3)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($) (4)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($) (4)	Total Shareholder Return ($)	Net Income
2023	N/A	N/A	N/A	N/A	$940,811	$1,344,623	$574,941	$823,453	$5	$-9
2022	$425,266	($2,671,605)	$773,954	$3,333,456	$771,962	$2,321,962	$770,746	$2,631,040	$5	-$8
2021	$900,029	$2,019,186	N/A	N/A	N/A	N/A	$282,228	$227,348	$74	-$11

(1)	Reflects compensation for our former Chief Executive Officer, Sune Mathiesen, who served as our Principal Executive Officer (PEO) in 2021 and part of 2022.

(2)	Reflects compensation for our former Chief Executive Officer, Alexander Buehler, who served as our Principal Executive Officer (PEO) for part of 2022.

(3)	Reflects compensation for our Chief Executive Officer, Fei Chen, who served as our Principal Executive Officer (PEO) for part of 2022 and all of 2023.

(4)	Reflects compensation for Simon Stadil and Claus Toftegaard in 2021 and Simon Stadil in 2022 and 2023, as shown in the Summary Compensation Table for each respective year.

To calculate “compensation actually paid” for our PEO and other NEOs the following adjustments were made to Summary Compensation Table total pay.

Adjustments	PEO - Chen	Other NEO
	2023	2023
Summary Compensation Table Total	$940,811	$574,941
Deduction for amount reported in “Stock Awards” column of the Summary Compensation Table	($363,248)	($130,769)
Addition of fair value at fiscal year (FY) end, of equity awards granted during the FY that remained outstanding	$412,893	$149,870
Addition of change in fair value at FY end versus prior FY end for awards granted in prior FY that remained outstanding	$154,167	$181,373
Addition of change in fair value at vesting date versus prior FY end for awards granted in prior FY that vested during the FY	$200,000	$48,039
Reduction of fair value of awards granted during prior FY that were forfeited during applicable FY, determined as of prior FY end (1)	$-	$0
Compensation Actually Paid	$1,344,623	$823,453

The equity awards included above comprise of restricted share units granted from 2019 through 2023. Measurement date equity fair values are calculated with assumptions derived on a basis consistent with those used for grant date fair value purposes. Restricted stock units are valued based on the stock price on the relevant measurement date.

Compensation Actually Paid Versus Company Performance

The following charts provide a clear, visual description of the relationships between “compensation actually paid” to our PEOs, and the average for our non-PEO NEOs, to aspects of our financial performance.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

The following discussion relates to types of transactions involving our Company and any of our executive officers, directors, director nominees or five percent (5%) stockholders, each of whom we refer to as a “related party.” For purposes of this discussion, a “related-party transaction” is a transaction, arrangement or relationship:

●	in which we participate;
●	that involves an amount in excess of the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years; and
●	in which a related party has a direct or indirect material interest.

From January 1, 2023 through the date of this Proxy Statement, there have been no related-party transactions, except for the executive officer and director compensation arrangements described in the “Compensation of Executive Officers and Directors ” section of this Proxy Statement.

Policies and Procedures for Related Party Transactions

Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of such persons’ immediate family members or affiliates, in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, must first be presented to our Audit Committee for review, consideration and approval. All of our directors, executive officers and employees will be required to report to our Audit Committee any such related-party transaction. In approving or rejecting the proposed agreement, our Audit Committee will consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products, and, if applicable, the impact on a director’s independence. Our Audit Committee will approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our Audit Committee determines in the good-faith exercise of its discretion.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 18, 2024, certain information regarding the beneficial ownership of our Common Stock, the only class of capital stock we have currently outstanding, of (i) each director and “named executive officer”  (as defined in the section titled “Executive Compensation — Summary Compensation Table”) individually, (ii) all directors and executive officers as a group, and (iii) each person known to us to be the beneficial owner of more than 5% of our Common Stock. In accordance with the rules of the SEC, “beneficial ownership” includes voting or investment power with respect to securities. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

Name of Beneficial Owner(1)	Shares of Common Stock Beneficially Owned (2)	Percentage of Common Stock Beneficially Owned (3)
Directors and NEOs
Alexander Buehler	393,653	6.8%
Fei Chen	125,229	2.1%
Peyton Boswell	82,677	1.4%
Richard Meeusen	27,517	*
Martin Kunz	11,932	*
Phillip Massie Price	-	*
All executive officers and directors as a group (6 persons)	641,008	11.0%

5% Shareholders:
Bleichroeder LP (4)	583,947	9.99%
Laurence W. Lytton (5)	583,947	9.99%
Ben Andrews (6)	427,600	7.3%

*	Less than one percent.

(1)	Unless otherwise indicated, the address for each person listed above is: c/o LiqTech Holding A/S, Industriparken 22C, DK-2750 Ballerup, Denmark.

(2)

The number and percentage of shares beneficially owned are determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes (i) shares actually owned, (ii) shares underlying preferred stock, options and warrants that are currently exercisable and (iii) shares underlying options and warrants that are exercisable within 60 days of September 18, 2024. All shares beneficially owned by a particular person under clauses (ii) and (iii) of the previous sentence are deemed to be outstanding for the purpose of computing the percentage ownership of that person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Based on 5,845,314 shares issued and outstanding as of September 18, 2024.

(4)

Bleichroeder LP is deemed to be the beneficial owner of 583,947 shares, or 9.99% of the Common Stock outstanding. The 583,947 shares include 557,110 shares of Common Stock and 26,837 shares of Common Stock issuable upon exercise of warrants. Exercise of the warrants is subject to a Beneficial Ownership Limitation (as defined in the agreement) of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise. If there was no 9.99% limit on the exercise of warrants, Bleichroeder LP would be deemed to be the beneficial owner of 4,094,618 shares of Common Stock, representing 43.6% of the outstanding shares of Common Stock. Bleichroeder’s address is 1345 Avenue of the Americas, 47th Floor, New York, NY 10105.

(5)

Laurence W. Lytton is deemed to be the beneficial owner of 583,947 shares, or 9.99%, of the Common Stock outstanding. The 583,947 shares include 407,324 shares of Common Stock and 176,623 shares of Common Stock issuable upon exercise of warrants. In accordance with the Warrant Agreement, the exercise of warrants is subject to a Beneficial Ownership Limitation (as defined in the agreement) of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise. If there was no 9.99% limit on the exercise of warrants, Laurence W. Lytton would be deemed to be the beneficial owner of 1,612,324 shares of Common Stock, representing 22.9% of the outstanding shares of Common Stock. Mr. Lytton’s address is 467 Central Park West, New York, NY 10025.

(6)

Represents shares of Common Stock owned as of December 31, 2023 by Ben Andrews Revocable Trust dated February 2, 2008 for which Ben Andrews is the sole trustee and for which he has sole voting power. Mr. Andrews’ address is 1307 NW 52nd Terrace, Gainesville, FL 32605.

We know of no arrangements, including pledges, by or among any of the forgoing persons, the operation of which could result in a change of control of the Company.

OTHER MATTERS

Delivery of Documents to Stockholders Sharing an Address

Only one Proxy Statement is being delivered to two or more security holders who share an address, unless the Company has received contrary instruction from one or more of the security holders. The Company will promptly deliver, upon written or oral request, a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Proxy Statement, or if in the future you would like to receive multiple copies of information, proxy statements, or annual reports, or if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company by writing to us at Industriparken 22C, DK2750 Ballerup, Denmark or by telephone at +45 4498-6000.

Submission of Stockholder Proposals

If you wish to have a proposal included in our proxy statement and form of proxy for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by us at our principal executive offices no later than a reasonable period of time before we begin to print and send our proxy materials for our 2025 Annual Meeting, as further described below. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

At any meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (I) by or at the direction of the Board or (II) by any stockholder of the Company who is a stockholder of record at the time of giving the notice provided for in Section 1.11(b) of the Bylaws, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in Section 1.11(b) of the Bylaws.

For business to be properly brought before a stockholder meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder’s notice shall have been delivered to or mailed and received at the principal executive offices of the Company not less than 90 days or more than 120 days prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is called for a date that is not within 30 days before or after such anniversary date, then to be timely such notice must be received by the Company no later than the 10th day following the day on which public announcement of the date of the meeting was made. With respect to special meetings of stockholders, such notice must be delivered to the Secretary not more than 90 days prior to such meeting and not later than the later of (y) 60 days prior to such meeting or (z) 10 days following the date on which public announcement of the date of such meeting is first made by the Company. A stockholder’s notice to the Secretary shall set forth each matter the stockholder proposes to bring before the meeting, including:

(i)	the information required to be disclosed in solicitations of proxies with respect to the matter pursuant to Regulation 14A of the Exchange Act;

(ii)	a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting;

(iii)	the name and address, as they appear on the Company’s books, of the stockholder proposing such business and any Stockholder Associated Person covered by clauses (iv) and (v) below;

(iv)

(A) the class and number of shares of the Company which are, directly or indirectly, held of record or are beneficially owned by such stockholder or by any Stockholder Associated Person, (B) any Derivative Positions held or beneficially held by the stockholder or any Stockholder Associated Person, (C) any rights to dividends of the Company that are separable from the underlying shares of the Company held by the stockholder or any Stockholder Associated Person, (D) any proportionate interest in the Company’s securities held by a partnership in which the stockholder or any Stockholder Associated Person is a general partner, either directly or indirectly, (E) any performance-related fees that such stockholder or any Stockholder Associated Person is entitled to based on any increase or decrease in the value of the Company’s securities, and (F) whether and the extent to which any hedging (including any short-interest positions) or other transaction or series of transactions have been entered into by or on behalf of such stockholder or any Stockholder Associated Person, or any other agreement, arrangement or understanding has been made by or on behalf of such stockholder or any Stockholder Associated Person, if the effect of or intent of any of the foregoing is to increase or decrease the voting power of such stockholder or any Stockholder Associated Person with respect to Company’s securities; and

(v)

any material interest of the stockholder or any Stockholder Associated Person in such business, including all arrangements, agreements and understandings with the stockholder or Stockholder Associated Person in connection with the proposed business.

Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at a stockholder meeting except as shall have been brought before the meeting in accordance with the procedures set forth in Section 1.11(b) of the Bylaws. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of the Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of Section 1.11(b) of the Bylaws, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in Section 1.11(b) of the Bylaws.

With respect to the nomination of directors, only persons who are nominated in accordance with the procedures set forth in Section 1.11 of the Company’s Bylaws shall be eligible to serve as directors. Nominations of persons for election to the Board of the Company may be made at a meeting of stockholders (1) pursuant to the Company’s notice of meeting, (2) by or at the direction of the Board or (3) by any stockholder of the Company who is a stockholder of record at the time of the giving of notice provided for in Section 1.11(a) of the Bylaws, who shall be entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in Section 1.11(a) of the Bylaws. The foregoing clause shall be the exclusive means for a stockholder to make any nomination of a person or persons for the election to the Board at an annual meeting or special meeting of the stockholders.

Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date, then to be timely such notice must be received by the Company no later than the later of 70 days prior to the date of the meeting or the 10th day following the day on which public announcement of the date of the meeting was made.

With respect to special meetings of stockholders, such notice must be delivered to the Secretary not more than 90 days prior to such meeting and not later than the later of (i) 60 days prior to such meeting or (ii) 10 days following the date on which public announcement of the date of such meeting is first made by the Company. For purposes of Section 1.11(b) of the Bylaws, public disclosure of the date of a forthcoming meeting may be made by the Company not only by giving formal notice of the meeting, but also by notice to a national securities exchange (if the Company’s Common Stock is then listed on such exchange), by filing a report under Section 13 or 15(d) of the Exchange Act (if the Company is then subject thereto), by mailing to stockholders, or by a general press release. Such stockholder’s notice shall set forth:

(i)

as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

(ii)	as to the stockholder giving the notice:

(A)	the name and address, as they appear on the Company’s books, of such stockholder and any Stockholder Associated Person (defined below) covered by clause (B) below,

(B)

(1) the class and number of shares of the Company which are, directly or indirectly, held of record or are beneficially owned by such stockholder or by any Stockholder Associated Person, (2) any Derivative Positions (defined below) held or beneficially held by the stockholder or any Stockholder Associated Person, (3) any rights to dividends of the Company that are separable from the underlying shares of the Company held by the stockholder or any Stockholder Associated Person, (4) any proportionate interest in the Company’s securities held by a partnership in which the stockholder or any Stockholder Associated Person is a general partner, either directly or indirectly, (5) any performance-related fees that such stockholder or any Stockholder Associated Person is entitled to based on any increase or decrease in the value of the Company’s securities, and (6) whether and the extent to which any hedging (including any short-interest positions) or other transaction or series of transactions have been entered into by or on behalf of such stockholder or any Stockholder Associated Person, or any other agreement, arrangement or understanding has been made by or on behalf of such stockholder or any Stockholder Associated Person, if the effect of or intent of any of the foregoing is to increase or decrease the voting power of such stockholder or any Stockholder Associated Person with respect to Company’s securities, and

(C)	any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder or any Stockholder Affiliated Person has the right to vote any security of the Company.

At the request of the Board, any person nominated by the Board for election as a director shall furnish to the Secretary that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee. No person shall be eligible to serve as a director of the Company unless nominated in accordance with the procedures set forth in Section 1.11(a) of the Bylaws.

The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the Bylaws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of Section 1.11(a) of the Bylaws, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in Section 1.11(a) of the Bylaws. Notwithstanding anything to the contrary therein, no provision of the Bylaws shall be deemed to prohibit or restrict the ability of the Board to fill vacancies in the membership of the Board of the Company pursuant to NRS §78.335 or pursuant to any other statutory or contractual right of the Board of the Company to fill any such vacancy.

“Stockholder Associated Person” of any stockholder means (x) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (y) any beneficial owner of shares of stock of the Company owned of record or beneficially by such stockholder and (z) any person controlling, controlled by or under common control with such Stockholder Associated Person.

“Derivative Position” means any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Company or with a value derived in whole or in part from the value of any class or series of shares of the Company, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Company or otherwise.

Stockholder Communications

The Board welcomes communications from our stockholders. Stockholders who wish to communicate with the Board, or to the independent directors of the Board, may send a letter to Alexander Buehler, Chairman of the Board, at Industriparken 22C, DK2750 Ballerup, Denmark. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” All such letters should identify the author as a security holder. All such letters will be reviewed by Mr. Buehler and submitted to the entire Board, or to an executive session of the independent directors, as applicable, no later than the next regularly scheduled Board meeting.

As of the date of this Proxy Statement, the Board has no knowledge of any business which will be presented for consideration at the Meeting other than the election of the Nominees, the approval of the Authorized Share Increase and the ratification of Sadler. Should any other matter be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The public may read and copy any materials that we have filed with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an internet site that contains the reports, proxy and information statements and other information regarding the Company that we have filed electronically with the SEC. The address of the SEC’s internet site is http://www.sec.gov.

Annual Report

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as amended, which has been filed with the SEC pursuant to the Exchange Act, is being mailed to you along with this Proxy Statement. Additional copies of this Proxy Statement and/or the Annual Report, as well as copies of any Quarterly Report, may be obtained without charge upon written request to LiqTech International, Inc. at Industriparken 22C, DK2750 Ballerup, Denmark or on the SEC’s internet website at http://www.sec.gov.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on November 7, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on November 7, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V57450-P19167

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

LIQTECH INTERNATIONAL, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Alexander Buehler
02) Fei Chen
03) Peyton Boswell
04) Richard Meeusen
05) Martin Kunz

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:

	For	Against	Abstain
2. To ratify Sadler, Gibb & Associates, LLC as the independent registered accountants for LiqTech International, Inc. (the "Company") for the fiscal year ending December 31, 2024.	☐	☐	☐
3. To approve the issuance of common stock or pre-funded warrants in lieu thereof and warrants exercisable for shares of common stock pursuant to that certain Securities Purchase Agreement by and between the Company and the investors named therein.	☐	☐	☐
4. To approve, on a non-binding advisory basis, the compensation paid to our named executive officers.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V57451-P19167

PROXY
LIQTECH INTERNATIONAL, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 8, 2024

The stockholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Fei Chen and Alexander Buehler, individually or either of them as proxies, with full power of substitution, and hereby authorize(s) them to represent and vote all shares of Common Stock of the Company which the stockholder(s) would be entitled to vote on all matters which may come before the Annual Meeting of Stockholders to be held at 3:00 p.m., CET on Friday, November 8, 2024, and at any adjournment or adjournments thereof, at the corporate headquarters of the Company at Industriparken 22C, DK 2750 Ballerup, Denmark.

This proxy will be voted in accordance with the instructions indicated on the reverse side of this card. If no instructions are given, this proxy will be voted FOR the proposals and in the proxies' discretion upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

Continued and to be signed on reverse side